Exhibit 99.2

Second Quarter 2015 Earnings Presentation July 28, 2015

Today’s Speakers Manny Mehos – Chairman and Chief Executive Officer Geoff Greenwade – President and Bank Chief Executive Officer Donald Perschbacher – Executive Vice President & Corporate Chief Credit Officer John Durie – Executive Vice President and Chief Financial Officer

Safe Harbor The following information contains, or may be deemed to contain, "forward-looking statements" (as defined in the U.S. Private Securities Litigation Reform Act of 1995) giving Green Bancorp, Inc.’s and Patriot Bancshares, Inc.’s expectations or predictions of future financial or business performance or conditions. Most forward-looking statements contain words that identify them as forward-looking, such as "plan", "seek", "expect", "intend", "estimate", "anticipate", "believe", "project", "opportunity", "target", "goal", "growing“, "continue“, “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions that relate to future events, as opposed to past or current events. By their nature, forward-looking statements are not statements of historical facts and involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. These statements give Green Bancorp's current expectation of future events or its future performance and do not relate directly to historical or current events or Green Bancorp's historical or future performance. As such, Green Bancorp's future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree. Green Bancorp cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Green Bancorp undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, Green Bancorp cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities or long-term financial goals set forth herein. Green Bancorp's business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein. In addition to factors previously disclosed in Green Bancorp, Inc.’s reports filed with the SEC and those identified elsewhere in this communication, the following factors among others, could cause actual results to differ materially from forward-looking statements: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Green Bancorp, Inc.’s and Patriot Bancshares, Inc. ’s shareholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the Green Bancorp, Inc. and Patriot Bancshares, Inc. businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Second Quarter Highlights Earnings per share of $0.20, compared to $0.18 in the first quarter 2015 excluding one-time acquisition expenses Net income of $5.4 million, compared to $4.8 million in the first quarter 2015, representing a 0.96% return on average assets excluding one-time acquisition expenses Strong loan growth, up $83.9 million or 4.6% to $1.9 billion, compared with March 31, 2015 Nonperforming assets remain low, decreasing to 0.47% of second quarter total assets compared to 1.03% in the second quarter of 2014 Deposit growth of $92.7 million or 4.8% to $2.0 billion, compared with March 31, 2015 due to strong growth in commercial deposits

Patriot Acquisition Highlights Acquisition announced on May 27, 2015; expected closing in Q4 2015 100% stock consideration of up to 10,757,273 million shares of GNBC stock, valued at $139 million based upon GNBC’s May 26 stock price Houston bank formed through 2005 acquisition of First State Bank in Honey Groove, TX, founded and led by Chairman and CEO Don Ellis with nine offices located in Houston MSA, Dallas MSA, and Honey Grove, TX Patriot adds $1.4 billion in total assets and $1.1 billion in total deposits as of June 30, 2015 Transaction is expected to be 20% accretive in first year driven by cost savings Transaction Overview Strategic Rationale Consistent with Green Bank’s strategic objective to build a high-performing community banking enterprise with a diversified asset mix, core deposit focus, strong credit culture, and commitment to the communities it serves Creates a $3.6 billion asset bank, ranking 15th among TX headquartered banks

Deposit Update Total deposit growth of $93 million or 5% from March 31, 2015 to June 30, 2015 Noninterest-bearing deposits increase to 29.9% of deposits at June 30, 2015 compared to 23.8% at March 31, 2015 Cost of deposits of 0.48% Highlights Total Deposit Composition 29.9% 6.6% 28.0% 2.8% 32.7% As of June 30, 2015 Noninterest- bearing Interest-bearing transaction Money market Savings Certificates and other time deposits

Loan Update Net loan growth of $84 million during the second quarter Net loan growth impacted by balance reductions and payoffs Loan yield for the second quarter of 2015 was 4.86% Loan rate for the first quarter was 4.47% Fees and discounts at payoff contributed approximately 15 basis point to the first quarter loan yield Accretion of fees and discounts (net) contributed approximately 24 basis points to the quarter loan yield Highlights Total Loan Composition 42.0% 9.3% 20.3% 15.3% 12.3% 0.8% As of June 30, 2015 Commercial & industrial Owner occupied commercial real estate Commercial real estate Construction, land & land development Residential mortgage Other consumer

Scalable Platform for Growth Portfolio Bankers are actively generating business and serving as the primary point of contact for our customers Private and business bankers focus on emerging, affluent and small business customers Commercial and specialty bankers focus on C&I, real estate, energy, mortgage warehouse and SBA loans Continue to increase the productivity of our existing portfolio bankers Remaining capacity of 30% imbedded in our current team As utilization rises our efficiency ratio will continue to improve Organic Growth Portfolio Banker Model Strategic Acquisitions Focused on well managed banks in our target markets Favorable market share Low cost deposit funding Compelling noninterest income generating business Maintain discipline in pricing and pursue transactions expected to produce attractive risk adjusted returns Develop unique structures utilizing cash and stock

Credit Quality Strong asset quality as NPA’s totaled $11.3 million or 0.47% of period end assets as compared to $14.2 million or 0.63% of period end total assets at March 31, 2015 Allowance for loan losses of 0.97% at June 30, 2015, unchanged from March 31, 2015 Allowance for loan losses of 1.07% of total loans excluding acquired loans at June 30, 2015 Recorded a $805 thousand provision in the second quarter 2015 compared to $1.5 million in the first quarter 2015 Actively working with clients to proactively manage risk

Energy Portfolio Update Energy-related exposure was 11% of total loans as of June 30, 2015 down significantly from September 30, 2014: Reserve-based lending represents approximately 7.3% of total loan portfolio Service companies represent approximately 4.1% of total loan portfolio Disciplined approach to reserve-based lending: Proven reserves only, with emphasis on proven developed producing reserves Conservative borrowing base and underwriting parameters Majority of reserve-based portfolio hedged for 2015 Service Companies: Whole portfolio reviewed for service company exposure Frequent and direct customer communication

Second Quarter 2015 Financial Highlights 2015 Q2 2015 Q1 Net Income(1) 5,435 4,796 EPS(1) $0.20 $0.18 ROAA(1) 0.96% 0.88% Loans(2) $1,894,742 $1,810,842 Deposits $2,024,531 $1,931,851 *Dollars in thousands *Dollars in thousands, except per share data Excluding one-time acquisition expenses Excluding loans held for sale $4,000 $5,000 $6,000 2Q14 3Q14 4Q14 1Q15 2Q15 Net Income (1)

Net Interest Income and Net Interest Margin *Dollars in thousands $16,706 $17,512 $20,283 $20,516 $20,923 3.87% 3.90% 3.92% 3.93% 3.84% 3.00% 3.50% 4.00% 4.50% $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 2Q14 3Q14 4Q14 1Q15 2Q15 Net Interest Margin Net Interest Income NII NIM

Interest Rate Sensitivity Change in Net Interest Income: 12-Month Horizon *This data is derived from an internal static interest rate shock model. The assumptions incorporated into the model are inherently uncertain and, as a result, the model cannot precisely measure future net interest income or precisely predict the impact of fluctuations in market interest rates on net interest income. Interest Rate Change Net Interest Income Change 22.3% 11.9% 0.0% (6.1%) +200 bps +100 bps Base -100 bps

Noninterest Income *Dollars in thousands $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2Q14 3Q14 4Q14 1Q15 2Q15 Other Gain on sale of held-for-sale loans, net Gain on sale of guaranteed portion of loans, net Loan fees Customer service fees

Noninterest Expense *Dollars in thousands $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 2Q14 3Q14 4Q14 1Q15 2Q15 One-time acquisition expenses Other Professional and regulatory fees Occupancy Salaries and employee benefits

Performance Metrics Efficiency Ratio(1) Remaining Banker Capacity (1) Adjusted for one-time acquisition expenses 58.3% 61.1% 60.6% 59.9% 61.1% 56% 57% 58% 59% 60% 61% 62% 2Q14 3Q14 4Q14 1Q15 2Q15 41.8% 36.9% 29.5% 29.9% 29.9% 25% 35% 45% 55% 2Q14 3Q14 4Q14 1Q15 2Q15

Q & A

Investors and security holders are urged to carefully review and consider Green Bancorp, Inc.’s public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, its proxy statements, its Current Reports on Form 8-K and its Quarterly Reports on Form 10-Q. The documents filed by Green Bancorp, Inc. with the SEC may be obtained free of charge at Green Bancorp's investor relations website at investors.greenbank.com or at the SEC’s website at www.sec.gov. Alternatively, these documents, when available, can be obtained free of charge from Green Bancorp upon written request to Green Bancorp, Inc., Attn: Investor Relations, 4000 Greenbriar Street, Suite 355, Houston, TX 77098 or by calling (713) 275-8220. In connection with the proposed transaction, Green Bancorp, Inc. has filed a registration statement on Form S-4 with the SEC which includes a joint proxy statement of Patriot Bancshares, Inc. and Green Bancorp, Inc. and a prospectus of Green Bancorp, Inc., and will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of Patriot Bancshares, Inc. and Green Bancorp, Inc. are urged to carefully read the entire registration statement and joint proxy statement/prospectus, when they become available, as well as any amendments or supplements to these documents and any other relevant documents filed with the SEC, because they will contain important information about the proposed transaction. A definitive joint proxy statement/prospectus will be sent to the shareholders of each institution seeking the required shareholder approvals. Investors and security holders will be able to obtain the registration statement and the joint proxy statement/prospectus free of charge from the SEC’s website or from Green Bancorp, Inc. by writing to the address provided above. Green Bancorp and Patriot Bancshares and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their shareholders in connection with the proposed transaction. Information about these participants may be found in the definitive proxy statement of Green Bancorp relating to its 2015 Annual Meeting of Stockholders filed with the SEC on April 30, 2015. The definitive proxy statement can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants will be included in the proxy statement and other relevant documents regarding the proposed merger transaction filed with the SEC when they become available, copies of which may also be obtained free of charge from the sources indicated above. Additional Information About the Proposed Transaction and Where to Find It